Exhibit 99.1

FortuneX Acquisition Corporation and WT Realty Group Inc. Announce Business Combination Agreement

NEW YORK, Sept. 18, 2026 (GLOBE NEWSWIRE) – FortuneX Acquisition Corporation (NASDAQ: FXAC) (“FortuneX”), a special purpose acquisition company, and WT Realty Group Inc. (“WT Realty”), an integrated, technology-enabled real estate platform providing real estate brokerage and related transaction services, escrow services, lending and mortgage-related services, title and commercial real estate services, and technology-enabled solutions for real estate professionals and consumers, announced today that they have entered into a definitive business combination agreement (“BCA”).

Upon the closing of the transactions contemplated by the BCA, FortuneX will have domesticated from the Cayman Islands to Delaware and will become the public holding company, which is intended to be named FortuneX Realty Group Holdings Inc. (“PubCo”). FortuneX Merger Sub Inc., a wholly owned subsidiary of FortuneX, will merge with and into WT Realty, with WT Realty surviving the merger as a wholly owned subsidiary of PubCo, and PubCo’s Class A common stock is expected to be listed on the Nasdaq Stock Market. The BCA provides for aggregate merger consideration of 60,000,000 shares of PubCo common stock, implying an equity value of approximately $600,000,000 based on a reference price of $10.00 per share.

“We are thrilled to partner with the team at WT Realty,” said Daniel McCabe, Chief Executive Officer and Chief Financial Officer of FortuneX. “After an extensive search for a high-impact partner, we believe that WT Realty’s growing platform and experienced management team position the combined company well for long-term value creation.”

“We believe this proposed business combination marks a major milestone, and we are excited and confident about the opportunities ahead,” said Tiffany Xu, Chief Executive Officer and Chairwoman of WT Realty.

The proposed business combination is expected to close in the first quarter of 2027, subject to, among other things, the approval of FortuneX’s shareholders, the approval of WT Realty’s stockholders, the effectiveness of the registration statement on Form S-4 to be filed with the SEC, the approval for listing of PubCo’s shares on the Nasdaq Stock Market, and other customary closing conditions. The description of the BCA contained herein is only a summary and is qualified in its entirety by reference to the full text of the BCA. Additional information will be provided in the Current Report on Form 8-K, to be filed by FortuneX with the Securities and Exchange Commission (“SEC”), which will be available at www.sec.gov.

Advisors

Winston Taylor LLP is acting as legal counsel to WT Realty. Celine & Partners PLLC is acting as legal counsel to FortuneX.

About WT Realty Group Inc.

WT Realty Group Inc. is a Delaware corporation that operates and develops an integrated, technology-enabled real estate platform. Through its operating subsidiary, Wetrust Realty, and related entities, WT Realty provides real estate brokerage and related transaction services, escrow services, lending and mortgage-related services, title and commercial real estate services, and technology-enabled solutions for real estate professionals and consumers. For more information, please visit www.wetrustrealty.com.

About FortuneX Acquisition Corporation

FortuneX is a blank check company incorporated in the Cayman Islands as an exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. FortuneX’s securities are listed on the Nasdaq Stock Market under the ticker symbol ‘FXAC.’ FortuneX is led by Daniel M. McCabe, the Chairman, Chief Executive Officer and Chief Financial Officer. For more information, please visit FortuneX’s SEC filings available at www.sec.gov.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and “will,” or the negative of these terms or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding the proposed business combination, the anticipated benefits of the proposed business combination, the anticipated timing of the closing, the ability of the parties to consummate the proposed business combination, the expected ownership and governance of PubCo following the closing of the BCA, the ability to obtain required shareholder, regulatory and Nasdaq approvals, the expected listing of PubCo on Nasdaq, the availability and terms of any transaction financing, and the expected future performance and operations of PubCo.

These forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties, many of which are beyond the control of FortuneX and WT Realty, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others: the risk that the proposed business combination may not be completed in a timely manner or at all; the failure to satisfy the conditions to consummation of the proposed business combination, including obtaining the required approvals of FortuneX shareholders and WT Realty stockholders, the effectiveness of the Registration Statement and Nasdaq approval; the level of redemptions by FortuneX shareholders; the ability to obtain any transaction financing on acceptable terms or at all; the occurrence of any event, change or other circumstance that could give rise to termination of the BCA; the effect of the announcement or pendency of the proposed business combination on WT Realty’s business relationships, operating results and business generally; risks that the proposed business combination disrupts current plans and operations of WT Realty; the outcome of any legal proceedings that may be instituted against FortuneX, WT Realty or others following announcement of the proposed business combination; the ability of PubCo to meet Nasdaq listing standards following the closing; costs related to the proposed business combination; changes in applicable laws or regulations; and the possibility that FortuneX or WT Realty may be adversely affected by other economic, business or competitive factors.

Additional risks and uncertainties will be described in the Registration Statement and the proxy statement/prospectus and in FortuneX’s other filings with the SEC. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date made. Neither FortuneX nor WT Realty undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Additional Information About the Business Combination and Where to Find It

In connection with the proposed business combination, FortuneX intends to file with the SEC a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which will include a proxy statement/prospectus of FortuneX. After the Registration Statement is declared effective, FortuneX will mail the definitive proxy statement/prospectus and other relevant materials to its shareholders as of the record date established for voting on the proposed Business Combination. This press release is not a substitute for the Registration Statement, the proxy statement/prospectus or any other document that FortuneX may file with the SEC in connection with the proposed business combination.

INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FORTUNEX, WT REALTY AND THE PROPOSED BUSINESS COMBINATION.

Investors and securityholders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and other documents filed by FortuneX with the SEC through the website maintained by the SEC at www.sec.gov. The documents filed by FortuneX with the SEC also may be obtained free of charge upon written request to FortuneX Acquisition Corporation, 1185 Avenue of the Americas, 3rd Fl., New York, New York 10036.

Participants in the Solicitation

FortuneX, WT Realty, and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from FortuneX shareholders in connection with the proposed business combination. Information regarding FortuneX’s directors and executive officers is set forth in FortuneX’s filings with the SEC. Additional information regarding the persons who may be deemed participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Registration Statement and the proxy statement/prospectus and other relevant materials filed with the SEC when they become available. Investors and securityholders may obtain free copies of these documents as described above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an applicable exemption therefrom.

For investor and media inquiries, please contact:

FortuneX Acquisition Corporation Media Contact:

Daniel M. McCabe

admin@fortunexacq.com

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